Singular Research Conference November 20, 2014 www.advancedemissionssolutions.com Exhibit 99.2

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of
1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of future RC operations and EC systems; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of regulations and legislation; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations; the likelihood of identifying additional adjustments to our 2011 and 2012 financial statements as a result of our ongoing re-audits and the likelihood of restating such financial statements and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth or awarded contracts in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; inability to address the previously disclosed accounting matters, complete the on-going re-audits of the 2011 and 2012 financial statements, and file any required restatements and periodic reports; risks relating to the substantial costs and diversion of personnel’s attention and resources due to these matters and related litigation;
intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
© 2012-2014 Advanced Emissions Solutions, Inc.

SAFE
HARBOR

A family of companies that has been providing emission control solutions to the power industry for more than 30 years
Portfolio of proprietary, low CAPEX technologies to meet pollution control mandates.
20 US patents issued or allowed
Customers include most of the leading electric power companies
Strong and growing cash flows from Refined Coal business through 2021 (CCS)
Emission Control business segment meeting MATS compliance market. Near-term equipment market, longer-term compliance supply market (ADA and BCSI)
Headquartered in Highlands Ranch, Colorado
21.8 million shares outstanding
WHO WE ARE
ADA-ES, Inc.
100% owned ADES
BCSI, LLC
100% owned ADES
Clean Coal Solutions, LLC
42.5% owned ADA-ES, Inc.
Operating Companies
© 2012-2014 Advanced Emissions Solutions, Inc.

Refined Coal- $0 cost to utility
M-Prove™
Technology ~$100k
capex, $1-$4/ton reduced
compliance cost
ACI/DSI- $1-$3M in capex
Large E&C
firms
ACI System
DSI  System
© 2012-2014 Advanced Emissions Solutions, Inc.
Boiler
Coal Pile
ACI System for
Mercury Control
PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

Near-term growth opportunities
Refined Coal
Customers ordering and
installing MATS equipment 2012-
2016
We are a leading provider of
equipment to meet MATS
Activated Carbon Injection
Systems
Dry Sorbent Injection Systems
Created ~$700-900M equipment
market, ADES expects to
capture ~25-35% mkt share
More than $45M in new
equipment awards in 2014
MATS to create annual
market of $1-$2B for
consumables,
technology, and services
to maintain compliance
(e.g. AC, chemical
enhancements)
ADA offers proprietary
coal additive technology
and optimization
expertise that reduce AC
requirements
Equipment
Compliance
Mercury Control (MATS)
Clean Coal Solutions (CCS)
42.5% ADA-ES
42.5% NexGen
15% Goldman Sachs
28 RC facilities qualify for
Section 45 Tax Credits of
$6.60/ton (escalating)
through 2021
12 leased/sold RC facilities
generating more than
$150M in annual payments
to CCS (ADA 42.5%)
In total, all 28 RC facilities
expected to produce more
than 100MT/yr
ADES’s 42.5% ownership in
CCS provides ~$1.35 per
leased ton of RC
MATS rule took effect in 2012, compliance by 2015-2016

© 2012-2014 Advanced Emissions Solutions, Inc.

-6- © 2012-2014 Advanced Emissions Solutions, Inc. MATS EQUIPMENT AWARDS WON BY ADA & BSCI

ACI Systems
DSI Systems
M-Prove™
Technology
Powdered Activated Carbon
reduces mercury emissions in
the flue gas
Dry alkaline sorbents
injected in flue gas for
SO
2
and acid gas
control
M-Prove™
technology
Optimization technology
Flue Gas Conditioning
Compliance Services
Equipment
Compliance
© 2012-2014 Advanced Emissions Solutions, Inc.
EMISSIONS
CONTROL
SOLUTIONS

April 2015/2016 MATS deadlines to drive market for compliance services, including a $1 to $2 billion annual market for consumables
ADES operating companies offerings to include:
Chemicals
M-Prove™
technology
RESPond™
flue
gas conditioning technology
Optimization Services
Measurement and reporting services
Remote monitoring of operations
Compliance optimization services
Integration with other plant equipment
Aftermarket
Equipment upgrades, repairs, rebuilds, etc.
In-duct mixing equipment to minimize chemical requirements

© 2012-2014 Advanced Emissions Solutions, Inc.
EMISSION CONTROL—COMPLIANCE MARKET

ADES
42.5%
Section 45 of the Internal Revenue Code offers $6.60/ton in tax credits for the production of pollution mitigating RC through 2021
Qualifying RC facilities must reduce mercury by 40+% and NO
x
by 20+% and have
been “placed in service” on or prior to December 31, 2011
ADES affiliates¹
own 28 qualifying RC facilities expected to be located at plants that burn
100+ million tons of coal annually
Expect ~$300M in annual revenue to CCS
Expect ~$100 million in annual tax benefits to CCS in 2015
2
Clean Coal Solutions Ownership Structure
1. RC facilities owned by CCS; ADES owns 42.5% of CCS through ADA-ES, Inc.
2. Expected to result in  ~$40 million in annual tax benefits to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
© 2012-2014 Advanced Emissions Solutions, Inc.
REFINED
COAL
GOLDMAN
SACHS
15%
NEXGEN
42.5%

Initiate discussion with utility
Sign Non-Disclosure Agreement
Begin discussions with utility (senior leadership, legal, financial, environmental, plant managers, coal suppliers, ash brokers, etc.)
Get go-ahead from the utility (this is different from signed agreements)
Get construction permit and long-term operating permits
Public Service Commission approval
Engineering/design work for long-term installation
Purchase long-lead time items
Site access agreements
Complete and sign operating agreements (can be up to six different agreements)
Site preparation (has involved moving structures, underground pipes, etc.)
On site construction and installation (concrete pads, support buildings, etc.)
Chemical supply agreements
Hire and train local operators
Then begin full-time operations
© 2012-2014 Advanced Emissions Solutions, Inc.

TYPICAL
STEPS
TO
FULL-TIME
RC FACILITY
OPERATIONS

+100 MT/yr
OUTLOOK FOR 28 RC FACILITIES
+42MT/yr
12 RC facilities
leased/sold
~8
MT/yr
Nov 2014
5 RC facilities
CCS-operated
Expect to treat more than 100MT/yr with 28 RC facilities
Most RC facilities to be in full-time operation by year end 2014, all by 1H2015
Full-Time Operations Road Map
1H2015 2021
RC facilities
where
installation
work is
underway
RC facilities in
discussions for
final location
28 RC
facilities
in full-
time
operation
© 2012-2014 Advanced Emissions Solutions, Inc.

RC facilities in full-time operation
RC facilities in progress to full-time operation
RC facilities
with currently
committed
locations
Expect approximately 15% of capacity to be CCS-operated to generate tax benefits

Help our clients meet new regulations
Greenhouse Gases
Coal Combustion Residuals
Effluents Guidelines
Advancing Cleaner Energy
New emissions regulations on the gas
industry

© 2012-2014 Advanced Emissions Solutions, Inc.
WHAT’S
NEXT

CO
2
CAPTURE
DEVELOPMENT
Developing proprietary solid sorbent
capture technology to capture CO from
flue gas in conventional coal-fired boilers
DOE and industry funding:
Pilot plant
© 2012-2014 Advanced Emissions Solutions, Inc.

Phase I — $3.8 million, R&D at 1 KWe
scale, completed in 2011
Phase II — $22.6 million contract to
validate technology at 1 MWe scale
Pilot Design: 2012, Construction: 2013,
Testing: Fall 2014
Advantages over competing technologies:
Lower cost and less parasitic energy
2

Coal Combustion Residuals Regulation (CCR)
Draft rule in June 2010, final rule expected in 2014
Steam Effluent Limitation Guidelines (ELG)
Sets the first federal limits on the levels of toxic metals in wastewater discharges from steam electric power plants
Draft rule in 2013
Final rule expected in late 2015
© 2012-2014 Advanced Emissions Solutions, Inc.
Pictures from recent ash pond spills
NEW
REGULATIONS
PENDING

RC opportunities expected to provide substantial
growth in revenues, profits and cash flows;
consistent revenue streams through 2021
Upcoming MATS compliance requirements are
driving significant near-term market for equipment
Consumables and services to assure compliance
expected to produce additional growth beyond
MATS equipment market
Developing solid sorbent capture technology to
capture CO
2
from flue gas in conventional coal-fired
boilers
KEY
TAKEAWAYS
© 2012-2014 Advanced Emissions Solutions, Inc.

The Company continues with its accounting review. Based on recent determinations the
Company is re-assessing the time required to finalize the re-audits and file any required restatements.
Background
On April 24, 2014 the Company announced that it was unable to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and that the financial statements for the quarters ended March 31, 2013,
June 30, 2013 and September 30, 2013 should no longer be relied upon and should be restated. At that time, the Company also made a determination to have the previously issued financial statements for the years ended December 31, 2011 and 2012 re-audited.
On August 21, 2014, based upon adjustments that have been identified to date as a result of the ongoing re-
audits, the Company announced that it had determined that the annual financial statements filed on Form 10-K for the years ended December 31, 2011 and 2012  as well as any applicable financial statements filed on Form
10-Q during the relevant periods as previously issued should no longer be relied upon and will likely be restated. There is a likelihood of additional adjustments to the prior financial statements as the re-audits continue.
On November 17th, 2014 the Company, after an extensive analysis, concluded that the financial statements of
CCS should have been accounted for as an equity method investment in the above mentioned periods and that the 2011 and 2012 financial statements will be restated.
On November 13, 2014, the Company received a positive decision from the Listing Qualifications Panel granting an extension until March 27, 2015 to submit any delinquent filings.
Additional actions taken to date:
New Chief Financial Officer (Sept 2014)
Added additional accounting and audit expertise to the Board (May 2014)
Appointed Chief Accounting Officer (April 2014)
Retained FTI Consulting to assist with the accounting review process and implementation of changes to ensure we will have the necessary resources to support the Company’s future needs. (April 2014)
© 2012-2014 Advanced Emissions Solutions, Inc.
FINANCIAL
UPDATE

APPENDIX © 2012-2014 Advanced Emissions Solutions, Inc.

ADA-ES, Inc. 100% owned ADES BCSI, LLC 100% owned ADES Clean Coal Solutions, LLC 42.5% owned ADA-ES, Inc. Operating Companies CORPORATE STRUCTURE -18- © 2012-2014 Advanced Emissions Solutions, Inc.

COAL AND US ELECTRICITY GENERATION
Source: EIA
2012: lowest power demand since 1987, natural gas prices reach a low of $1.91/MM/btu- 2012 average of $2.77/MMbtu

© 2012-2014 Advanced Emissions Solutions, Inc.

EPA
determines it
necessary to
regulate
mercury
2000 2009 2005 2008
EPA issues
Clean Air
Mercury Rule
D.C. Circuit Court
vacates the Clean Air
Mercury Rule
EPA proposes
new rule to
replace the
vacated CAMR
EPA issues draft of
Mercury Air Toxic
Standards (MATS)
EPA issues final
Mercury Air
Toxic Standards
(MATS)
2011 2012 2015/16
Technology
commercially
proven

© 2012-2014 Advanced Emissions Solutions, Inc.
MERCURY CONTROL- 15 YEARS IN THE MAKING

Boilers Treated by ACI Systems ACI MARKET SHARE Source: Institute of Clean Air Companies, May 2013. © 2012-2014 Advanced Emissions Solutions, Inc. -21-

Bin Vent Filter Man-door with PRV Level Transmitters PAC Storage Module Process Equipment Module -22- © 2012-2014 Advanced Emissions Solutions, Inc. ADA STANDARD ACI SYSTEM

REFINED COAL: INTRODUCTION & OVERVIEW
© 2012-2014 Advanced Emissions Solutions, Inc.

The American Jobs Creation Act of 2004, Section 45 of the IRC:
contains provisions to incentivize the production of pollution mitigating Refined Coal (RC) via annually escalating tax credits per ton of coal burned. RC reduces mercury by 40%+ and NOx emissions by 20%+ when that coal is burned.
Clean Coal Solutions (“CCS”) JV offers three technologies that produce Section 45 Refined Coal
The CyClean
TM
, M-45
TM
and M-45-PC
TM
technologies provide on-site, proprietary pre-treatment to Powder River Basin (PRB)
and Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal boilers
.
Key Dates
June 2010:
Clean Coal Solutions commences operations at first two RC facilities
December 2010:
Congress extends “placed-in-service” deadline for new RC facilities to 12/31/11
January -
December 2011:
CCS fabricates, installs and “places-in-service” 26 additional RC units able to qualify for Section 45 tax credits
June 2011:
an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M
2012 - 2021: CCS focused on capturing the value of Section 45 tax credits

REFINED COAL PHOTOGRAPHS -24- © 2012-2014 Advanced Emissions Solutions, Inc.

CONTACTS Graham Mattison Vice President, Investor Relations (720) 889-6206 graham.mattison@adaes.com Michael D. Durham, Ph.D., MBA President & CEO -25- © 2012-2014 Advanced Emissions Solutions, Inc.